UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2015

hopTo Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21683	13-3899021
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

1919 S. Bascom Avenue, Suite 600 Campbell, CA	95008
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (800) 472-7466

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 6, 2015, hopTo Inc. (the "Company") held its second quarter 2015 earnings conference call and issued a press release announcing certain financial results for the second quarter ended June 30, 2015. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and a copy of the press release is attached hereto as Exhibit 99.2.

The information in the transcript and the press release are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On August 4, 2015, totaling 666,669, the Company and Jean-Louis Casabonne, its chief financial officer (the "Executive"), agreed that the Executive would surrender all unvested shares of restricted common stock (the "Surrendered Shares") granted to the Executive on May 8, 2015, in exchange for a new award of employee stock options to purchase shares of the Company's common stock ("Options"). The Options have approximately the same value as the Surrendered Shares.

The compensation committee of the board of directors approved cancellation of the Surrendered Shares and granted to the Executive Options to purchase 868,669 shares at an exercise price equal to the closing price ($0.1197) of the Company's common stock on August 4, 2015. The Options will vest on a pro rata monthly basis over 23 months beginning on August 15, 2015, and expire on August 4, 2025.

Item 7.01	Regulation FD Disclosure.

The information under Item 2.02, above, is incorporated herein by reference.

The information being reported in under Items 2.02 and 7.01 in this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 attached hereto) is being "furnished" and shall not be deemed "filed" for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01	Other Events.

The Company has scheduled its 2015 Annual Meeting of Stockholders (the "2015 Annual Meeting") to be held at the Company's offices at 1919 South Bascom Avenue, Suite 600, Campbell, California 95008 on September 24, 2015. Stockholders of record as of the close of business on July 31, 2015 are entitled to notice of and to vote at the 2015 Annual Meeting.

The 2015 Annual Meeting is being held more than 30 days after the anniversary of the Company's most recent annual meeting of stockholders. As a result, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company has set a new deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 for inclusion in the Company's proxy materials for the 2015 Annual Meeting. Similarly, pursuant to Rule 14a-4(c)(1) under the Exchange Act, the Company has set a new deadline for the preservation of discretionary authority to vote on any non-14a-8 proposals for the 2015 Annual Meeting that are not timely received by the Company. The new deadline for both purposes is the close of business on the tenth day following the date of the filing of this Form 8-K, which is consistent with the Company's bylaws and which the Company believes meets the reasonableness requirements under applicable law.

Item 9.01	Financial Statement and Exhibits.

     (d) Exhibits

EXHIBIT NO.	DESCRIPTION
99.1	Transcript of Second Quarter 2015 Earnings conference call held on August 6, 2015.

99.2	Press Release dated August 6, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

hopTo Inc.

Dated: August 10, 2015	By:	/s/ Jean-Louis Casabonne
Jean-Louis Casabonne
Chief Financial Officer, Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of Second Quarter 2015 Earnings conference call held on August 6, 2015.

99.2	Press Release dated August 6, 2015.